Nature of Operations and Summary of Significant Accounting Policies	12 Months Ended
Dec. 31, 2013
Nature of Operations and Summary of Significant Accounting Policies [Abstract]
Nature of Operations and Summary of Significant Accounting Policies

Note 1. Nature of Operations and Summary of Significant Accounting Policies

Nature of Operations

Stratasys Ltd. and subsidiaries (collectively the "Company") is a leading global provider of additive manufacturing ("AM") solutions for the creation of parts used in the processes of designing and manufacturing products and for the direct manufacture of end parts. The Company's systems include desktop 3D printers for idea and design development, various systems for rapid prototyping ("RP") and large production systems for direct digital manufacturing ("DDM"). The Company also develops, manufactures and sells materials for use with its systems and provides various services to its customers.

The Company is the result of the 2012 merger of two AM companies, Stratasys Inc. and Objet Ltd. ("Objet"). On December 1, 2012 (the "merger date"), the two companies completed an all-stock merger (the "Stratasys-Objet merger" or "the merger"), pursuant to which Stratasys Inc. became an indirect, wholly-owned subsidiary of Objet, and Objet changed its name to Stratasys Ltd.

Upon closing of the merger, the former Stratasys Inc. stockholders owned approximately 55 percent and the Objet shareholders retained approximately 45 percent of the combined company, on a fully diluted basis. Accordingly, while Objet was the legal acquirer, Stratasys Inc. was treated as the acquiring company in the merger for accounting purposes, and the merger was accounted for as a reverse acquisition under the acquisition method of accounting for business combinations. As a result, the financial statements of the Company prior to the merger date are the historical financial statements of Stratasys Inc., whereas the financial statements of the Company after the merger date reflect the results of the operations of Stratasys Inc. and Objet on a combined basis. See additional disclosure provided in note 2, including pro forma financial information for the Company on a combined basis.

The Company has one reportable segment, which generates revenues via the sale of its 3D printing systems and related consumables and by providing support services. The Company's chief operating decision-maker evaluates performance, makes operating decisions and allocates resources based on financial data consistent with the presentation in the accompanying financial statements. The Company operates mainly through offices in Israel, the United States, Germany, Italy, Hong Kong and Japan. Entity-wide disclosures on net sales and property, plant and equipment are presented in note 14.

Principles of Consolidation

The accompanying consolidated financial statements include the accounts of Stratasys Ltd. and its subsidiaries. All intercompany accounts and transactions, including profits from intercompany sales not yet realized outside the Company, have been eliminated in consolidation.

Functional Currency and Foreign Currency Transactions

A major part of the Company's operations are carried out by the Company and its subsidiaries in the United States and Israel. The functional currency of these entities is the U.S. dollar. The functional currency of other subsidiaries is generally their local currency. The financial statements of those subsidiaries are included in consolidation, based on translation into U.S. dollars. Assets and liabilities are translated at year-end exchange rates, while revenues and expenses are translated at actual exchange rates during the year. Differences resulting from translation are presented in equity, under accumulated other comprehensive income. Gains and losses on foreign currency transactions and exchange gains and losses denominated in non-functional currencies are reflected in other income (expense) in the consolidated statements of operations and comprehensive income when they arise.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates using assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent liabilities at the date of the financial statements and the reported amounts of expenses during the reporting period. Actual results could differ from those estimates, and such differences may have a material impact on the Company's financial statements.

As applicable to these consolidated financial statements, the most significant estimates relate to revenue recognition, inventories, valuation and assumptions underlying stock-based compensation, earn-out and performance bonus obligations, purchase price allocation on acquisitions, useful life of intangible assets, uncertain tax positions and contingent liabilities.

Cash and Cash Equivalents

All highly liquid investments, which include short-term bank deposits that are not restricted as to withdrawal or use, and debt instruments purchased with maturities of three months or less when acquired are considered to be cash equivalents.

Short-term Bank Deposits

Short-term bank deposits are deposits with maturities of more than three months and up to one year when acquired. Short-term bank deposits are presented at their cost, including accrued interest.

Fair Value Measurements

Fair value is defined as the exit price, or the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants as of the measurement date. A hierarchy has been established for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available.

Observable inputs are inputs market participants would use in valuing the asset or liability developed based on market data obtained from sources independent of the Company. Unobservable inputs are inputs that reflect the Company's assumptions about the factors market participants would use in valuing the asset or liability developed based upon the best information available under the circumstances. The hierarchy is broken down into three levels. Level 1 inputs are quoted prices (unadjusted) in active markets for identical assets or liabilities. Level 2 inputs include quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active, and inputs (other than quoted prices) that are observable for the asset or liability, either directly or indirectly. Level 3 inputs are unobservable inputs for the asset or liability. Valuation techniques used for level 3 assets or liabilities include probability-weighed models. Categorization within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement.

Accounts Receivable and investment in sales-type leases

The Company carries its accounts receivable at cost less an allowance for doubtful accounts. A trade receivable is considered to be past due if the receivable balance is outstanding beyond terms identified on the customer's purchase order and accepted by the Company. A sales-type lease receivable is considered to be past due if the receivable balance is outstanding beyond terms identified in the lease. On a periodic basis, the Company evaluates its accounts receivable and establishes an allowance for doubtful accounts based on past write-offs and collections and current credit conditions. The Company evaluates a number of factors to assess collectability, including an evaluation of the creditworthiness of the specific customer, past due amounts, payment history, and current economic conditions. It is reasonably possible that the Company's estimate of the allowance for doubtful accounts will change. Accounts are written-off against the allowance when management deems the accounts are no longer collectible.

Derivative Instruments and Hedge Accounting

As part of the Company's risk management strategy, it uses foreign currency exchange forward contracts to hedge against certain foreign currency exposures. The Company recognizes these derivative instruments as either assets or liabilities in the consolidated balance sheets at their fair value on a trade date basis. Derivatives in a gain position are reported in other current assets in the consolidated balance sheets and derivatives in a loss position are recorded in other current liabilities in the consolidated balance sheets.

On the date that the Company enters into a derivative contract, it designates the derivative for accounting purposes, as either a hedging instrument or a non-hedging instrument. In order to qualify for hedge accounting, the Company formally documents at the inception of each hedging relationship the hedging instrument, the hedged item, the risk management objective and strategy for undertaking each hedging relationship, and the method used to assess hedge effectiveness.

If a derivative financial instrument does not qualify for hedge accounting, the Company records the changes in fair value of derivative instruments in other income (expense) in the consolidated statements of operations and comprehensive income.

During 2013, the Company entered into short term cash flow hedge transactions to reduce its exposure resulting mainly from payroll costs denominated in New Israeli Shekels. For derivative instruments that hedge the exposure to variability in expected future cash flows that are designated as cash flow hedges, the effective portion of the gain or loss on the derivative instrument is reported as a component of accumulated other comprehensive income ("AOCI") in shareholders' equity and reclassified into income in the same period or periods during which the hedged transaction affects earnings. The ineffective portion of the gain or loss on the derivative instrument, if any, is recognized in other income (expense).

Inventories

Inventories are stated at the lower of cost or market value. Cost is computed using standard cost, which approximates actual cost, on a first-in, first-out basis. Inventory costs consist of material, direct labor and overhead. The Company periodically assesses inventory for obsolescence and excess and reduces the carrying value by an amount equal to the difference between its cost and the estimated market value based on assumptions about future demand and historical sales patterns.

Inventories acquired in a business combination are stepped-up to their estimated fair value less costs and profit for sales efforts and amortized to cost of sales as that inventory is sold.

Property, Plant and Equipment

Property, plant and equipment is stated at cost less accumulated depreciation and amortization. Depreciation and amortization are computed using the straight-line method over the estimated useful lives of the assets, or in the case of leasehold improvements, the shorter of the lease term or the estimated useful life of the asset. Maintenance and repairs are charged to operations, while betterments and improvements are capitalized.

Depreciation lives are as follows:

Years
Machinery and equipment	1-10
Buildings and improvements	5-30
Computer equipment and software	3-5
Office equipment	5-14
Furniture and fixtures	1-10

Goodwill

Goodwill reflects the excess of the consideration paid or transferred plus the fair value of any earn-out in the arrangement and the fair value of any non-controlling interest in the acquiree at the acquisition date over the fair values of the identifiable net assets acquired. Goodwill is not amortized but rather is tested for impairment annually at the reporting unit level, or whenever events or circumstances present an indication of impairment.

The Company applies the Financial Accounting Standards Board ("FASB") guidance when testing goodwill for impairment, which permits the Company to make a qualitative assessment of whether goodwill is impaired, or opt to bypass the qualitative assessment and proceed directly to performing the first step of the two-step impairment test. If the Company performs a qualitative assessment and concludes that it is more likely than not that the fair value of a reporting unit exceeds its carrying value, goodwill is not considered impaired and the two-step impairment test is unnecessary. However, if the Company concludes otherwise, it is then required to perform the first step of the two-step impairment test.

The first step involves comparing the fair value of a company's reporting units to their carrying amount. If the fair value of the reporting unit is determined to be greater than its carrying amount, there is no impairment. If the reporting unit's carrying amount is determined to be greater than the fair value, the second step must be completed to measure the amount of impairment. Step two calculates the implied fair value of goodwill by deducting the fair value of all tangible and intangible assets, excluding goodwill, of the reporting unit from the fair value of the reporting unit as determined in step one. The implied fair value of the goodwill in this step is compared to the carrying value of goodwill. If the implied fair value of the goodwill is less than the carrying value of the goodwill, an impairment loss equivalent to the difference is recorded.

The evaluation of goodwill impairment requires the Company to make assumptions about future cash flows over the life of the asset being evaluated that include, among others, growth in revenues, margins realized, level of operating expenses and cost of capital. These assumptions require significant judgment and actual results may differ from assumed and estimated amounts.

During the third quarter of 2013, the Company changed its annual goodwill impairment testing date from December 31 to October 1 of each year. This change ensures the completion of the annual goodwill impairment test prior to the end of the annual reporting period, thereby aligning impairment testing procedures with the Company's budget and forecasting processes and with year-end financial reporting. Accordingly, management considers this accounting change preferable. At October 1, 2013, the Company performed the qualitative test for goodwill, based on the reporting units to which the goodwill is allocated and concluded that it is more likely than not that the fair value of the reporting units exceeds their carrying value. Therefore, the Company did not perform the two-step impairment test. Important qualitative factors assessed included the overall current and planned financial performance of the reporting units. The Company did not recognize any impairment charges related to goodwill during 2013, 2012 and 2011.

Other Intangible Assets

Other intangible assets and their amortization lives are as follows:

Weighted Average
Useful Life
Developed technology	9
Patents	10
Trademarks and trade names	11
Customer relationships	10
Non-compete agreement	4
Capitalized software development costs	5
In-process research and development	Indefinite

Other intangible assets primarily represent acquired intangible assets including developed technology, trade names, customer relationships and in-process research and development ("IPR&D"). Definite life intangible assets are amortized using the straight-line method over their estimated period of useful life which is determined by identifying the period over which most of the cash flows are expected to be generated. Amortization of acquired developed technology is recorded in cost of sales. Amortization of trade name, customer relationships and non-compete agreement is recorded in selling, general and administrative expenses. The Company capitalizes IPR&D projects acquired as part of a business combination. On successful completion of each project, IPR&D assets are reclassified to developed technology and amortized over their estimated useful lives.

Impairment in Value of Long-Lived Assets

Long-lived definite tangible and intangible assets, held and used are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of the assets (or asset group) may not be recoverable. In the event that the sum of the expected future cash flows (undiscounted and without interest charges) of the long-lived assets (or asset group) is less than the carrying amount of such assets, an impairment charge would be recognized, and the assets (or asset group) would be written down to their estimated fair values. Based on the Company's assessment as of December 31, 2013, 2012 and 2011, no triggering event for impairment consideration occurred.

The Company applies the FASB guidance when testing indefinite-lived intangible assets for impairment, which permits the Company to make a qualitative assessment of whether the indefinite-lived intangible asset is impaired, or opt to bypass the qualitative assessment and proceed directly to performing the first step of the two-step impairment test. If the Company determines, based on the qualitative tests, that it is not more likely than not that the indefinite-lived intangible asset is impaired, than no further action is required.

During the third quarter of 2013, we changed our annual impairment testing date for indefinite-lived intangibles from December 31 to October 1 of each year. This change ensures the completion of the annual impairment test prior to the end of the annual reporting period, thereby aligning impairment testing procedures with our budget and forecasting processes and with year-end financial reporting. Accordingly, management considers this accounting change preferable. At October 1, 2013 the Company performed the qualitative test for indefinite-lived intangible assets and concluded that it was not necessary to perform the two-step impairment test. Important qualitative factors included the current status of the IPR&D projects that represent those intangible assets. The Company did not recognize any impairment charges related to indefinite-lived intangible assets during 2013, 2012 and 2011.

The qualitative evaluation of indefinite-lived intangible asset impairment requires the Company to make assumptions about future cash flows over the life of the asset being evaluated that include, among others, growth in revenues, margins realized, level of operating expenses and cost of capital. These assumptions require significant judgment and actual results may differ from assumed and estimated amounts.

Contingent Liabilities

Certain conditions, such as legal proceedings, may exist as of the date the financial statements are issued, that may result in a loss to the Company, but that will only be resolved when one or more future events occur or fail to occur. In assessing loss contingencies related to legal proceedings that are pending against the Company or unasserted claims that may result in such proceedings, the Company's management evaluates the perceived merits of any legal proceedings or unasserted claims as well as the perceived merits of the amount of relief sought or expected to be sought. Such assessment inherently involves an exercise of judgment. Legal fees are expensed as incurred.

Management applies the FASB guidance when assessing losses resulting from contingencies. If the assessment of a contingency indicates that it is probable that loss has been incurred and the amount of the liability can be estimated, then the Company would record an accrued expense in the Company's financial statements. The estimated liability if the assessment indicates that a potential loss contingency is not probable but is reasonably possible, or is probable but cannot be estimated, then the nature of the contingent liability, together with an estimate of the range of possible loss, if determinable, is disclosed.

Loss contingencies considered to be remote by management are generally not disclosed unless material or they involve guarantees, in which case the guarantee would be disclosed.

Revenue Recognition

The Company derives revenue from sales of AM systems, consumables, and services. The Company recognizes revenue when (1) persuasive evidence of a final agreement exists, (2) delivery has occurred or services have been rendered, (3) the selling price is fixed or determinable, and (4) collectability is reasonably assured.

Revenues from sales to resellers are generally recognized upon shipment and when title and risk of loss have been transferred to the resellers. When products and services are sold to a reseller, the reseller is responsible for the installation of the system with the end user client. The Company accounts for such sales on a net basis since it is not the primary obligor in the arrangement. Products and services sold directly by the Company to end customers are recognized based on the gross amount as the Company is the primary obligor in the arrangement, retains inventory risk for physical products, establishes the price for its products, and assumes the credit risk for amounts billed to its customers.

Revenue from sales-type leases may include systems, other products and maintenance contracts. The Company recognizes revenue from sales-type leases at the net present value of future lease payments. Product revenue from sales-type leases is generally recognized at the time of shipment. The portion of lease agreements related to maintenance contracts is deferred and recognized ratably over the coverage period. Revenue from operating leases is recognized ratably over the lease period.

For multi-element arrangements the Company allocates revenue to all deliverables based on their relative selling prices and recognizes revenue when each element's revenue recognition criteria are met. In such circumstances, the Company uses the following hierarchy to determine the selling price to be used for allocating revenue to deliverables: (i) vendor-specific objective evidence of fair value ("VSOE"), (ii) third-party evidence of selling price ("TPE"), and (iii) best estimate of selling price ("BESP"). VSOE exists only when the Company sells the deliverable separately and is established based on the price charged in such stand- alone transactions. BESP reflects the Company's best estimates of the price at which the Company would have sold the product regularly on a stand-alone basis.

Most service revenue is derived from sales of maintenance contracts. The Company provides customers with maintenance under a warranty agreement for up to one year and defers a portion of the revenue from the related printer at the time of the sale based on the relative selling price of those services. After the initial warranty period, the Company offers these customers optional maintenance contracts ranging generally from one to three years. Deferred maintenance revenue is recognized ratably, on a straight-line basis, over the period of the service. Unearned revenues are derived mainly from these prepaid maintenance agreements. The Company classifies the portion of unearned revenue not expected to be earned in the subsequent 12 months as long-term.

The Company assesses collectability as part of the revenue recognition process. This assessment includes a number of factors such as an evaluation of the creditworthiness of the customer, past due amounts, past payment history, and current economic conditions. If it is determined that collectability cannot be reasonably assured, the Company will defer recognition of revenue until collectability is assured.

Unearned Revenues

Unearned revenues result primarily from customers paying in advance for maintenance services to be performed.

Shipping Revenue

The Company classifies shipping and handling costs charged to customers in connection with the sale of products and services as revenue. The related shipping and handling costs incurred by the Company are classified as costs of sales.

Sales and Value Added Taxes

Taxes collected from customers and remitted to governmental authorities are recorded on a net basis (excluded from revenues) in the Company's consolidated statements of operations and comprehensive income.

Advertising

Advertising costs are charged to operations as incurred and were approximately $16.5 million, $4.8 million and $3.6 million, for 2013, 2012 and 2011, respectively.

Research and Development Costs

Expenditures for research, development and engineering of products and manufacturing processes are expensed as incurred, in accordance with ASC 730, Research and Development. For collaborative agreements that entitle the Company to receive reimbursement payments of costs actually incurred under joint development projects, payments received are recorded as offsets to the research and development expenditures and are therefore not recognized as revenue.

Income Taxes

Deferred taxes are determined utilizing the "asset and liability" method based on the estimated future tax effects of temporary differences between the financial accounting and tax bases of assets and liabilities under the applicable tax laws, and on effective tax rates in effect when the deferred taxes are expected to be paid or realized. Valuation allowance is provided if, based upon the weight of available evidence, it is "more likely than not" that a portion of the deferred tax assets will not be realized.

Deferred tax liabilities and assets are classified as current or non-current based on the classification of the related asset or liability for financial reporting, or according to the expected reversal dates of the specific temporary differences where appropriate.

Deferred tax has not been provided on the following items:

1) Taxes that would apply in the event of disposal of investments in foreign subsidiaries, as it is generally the Company's intention to hold these investments, not to realize them.

2) Amounts of tax-exempt income generated from the Company's current Approved Enterprises (see note 8b) as the Company intends to permanently reinvest these profits and does not intend to distribute dividends from such income. If these dividends were to be paid, the Company would have to pay additional taxes at a rate up to 10% on the distribution, and the amount would be recorded as an income tax expense in the period the dividend is declared.

3) Dividends distributable from the income of foreign companies as the Company does not expect these companies to distribute dividends in the foreseeable future. If these dividends were to be paid, the Company would have to pay additional taxes at a rate of up to 25% on the distribution, and the amount would be recorded as an income tax expense in the period the dividend is declared.

As a result of the Stratasys-Objet merger, foreign operations for 2013 consists of non-Israel jurisdictions. For 2012 and 2011, foreign operations consists of non-U.S. jurisdictions.

Tax Contingencies

In accordance with ASC 740, Accounting for Income Taxes, the Company takes a two-step approach to recognizing and measuring uncertain tax positions (tax contingencies). The first step is to evaluate the tax position for recognition by determining if the weight of available evidence indicates it is more likely than not that the position will be sustained on audit, including resolution of related appeals or litigation processes, if any. The second step is to measure the tax benefit as the largest amount which is more than 50% likely of being realized upon ultimate settlement. The Company reevaluates these tax positions quarterly and makes adjustments as required. The Company classifies interest and penalties recognized in the financial statements relating to uncertain tax positions under the provision for income taxes.

Concentration of Credit Risk

Financial instruments that potentially subject the Company to concentrations of credit risk consist principally of short term bank deposits, cash and cash equivalents, trade receivables, investment in sales-type leases, foreign currency exchange forward contracts and investment securities. Most of the Company's cash and cash equivalents are invested in U.S. dollar instruments with major banks in the U.S. and Israel. Management believes that the credit risk with respect to the financial institutions that hold the Company's cash, cash equivalents and investment securities is low.

Stock-Based Compensation

The Company calculates the fair value of stock-based option awards on the date of grant using the Black-Scholes option pricing model. The computation of expected volatility is based on historical volatility of the Company's shares. The expected option term is calculated using the simplified method in accordance with ASC 718, Compensation - Stock Compensation. The interest rate for periods within the expected term of the award is based on the U.S. Treasury yield curve in effect at the time of grant. Each of the three factors requires the Company to use judgment and make estimates in determining the percentages and time periods used for the calculation. If the Company were to use different percentages or time periods, the fair value of stock-based option awards could be materially different. The Company recognizes expense on a straight-line basis over the employee's requisite service period.

Comprehensive Income (loss)

Comprehensive income (loss) includes net income (loss), foreign currency translation adjustments, unrecognized gains and losses on securities and, gains and losses on derivative instruments designated and effective as cash flow hedges.

Business Combinations

The Company includes the results of operations of the businesses that it has acquired in its consolidated results prospectively from the respective dates of acquisition. The Company allocates the fair value of purchase consideration to the assets acquired, liabilities assumed, and non-controlling interests in the acquired entity generally based on their fair values at the acquisition date. The excess of the fair value of purchase consideration over the fair value of these assets acquired, liabilities assumed and non-controlling interests in the acquired entity is recorded as goodwill. The primary items that generate goodwill include the value of the synergies between the acquired companies and the Company and the acquired assembled workforce, neither of which qualifies for recognition as an intangible asset. Acquisition-related expenses and restructuring costs are recognized separately from the business combination and are expensed as incurred.

Reclassifications

Certain reclassifications have been made to the prior years' financial statements to conform to the current year presentation. These reclassifications had no net effect on previously reported results of operations.

Recently issued accounting pronouncements

In July 2013, the Financial Accounting Standards Board (FASB), issued an accounting standard update, under which an entity must present an unrecognized tax benefit, or a portion of an unrecognized tax benefit, in the financial statements as a reduction to a deferred tax asset for a net operating loss carryforward, a similar tax loss, or a tax credit carryforward, in the absence of certain conditions. This accounting standard update will be effective for the Company for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2013.

In February 2013, the FASB issued a guidance which requires companies to report, in one place, information about reclassifications out of accumulated other comprehensive income (AOCI). Companies also are required to present reclassifications by component when reporting changes in AOCI balances. For significant items reclassified out of AOCI to net income in their entirety in the period, companies must report the effect of the reclassifications on the respective line items in the statement where net income is presented. This accounting standard update will be effective for the Company for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2012. The Company implemented the guidance with no material impact.